                             JOINT FILING AGREEMENT


         We, the signatories of the statement on Schedule 13D filed with respect to the Common Stock of National-Oilwell, Inc., to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) of the Securities Exchange Act of 1934.

                                    FIRST RESERVE FUND V, LIMITED
                                    PARTNERSHIP
                                    By:  First Reserve Corporation,
                                             as General Partner



                                    By: /s/ Thomas R. Denison
                                       ---------------------------------
                                         Name:  Thomas R. Denison
                                         Title:  Managing Director





                                    FIRST RESERVE FUND V-2, LIMITED
                                    PARTNERSHIP

                                    By:  First Reserve Corporation,
                                             as General Partner



                                    By: /s/ Thomas R. Denison
                                       ---------------------------------
                                         Name:  Thomas R. Denison
                                         Title:  Managing Director





                                    FIRST RESERVE FUND VI, LIMITED
                                    PARTNERSHIP

                                    By:  First Reserve Corporation,
                                             as General Partner



                                    By: /s/ Thomas R. Denison
                                       ---------------------------------
                                         Name:  Thomas R. Denison
                                         Title:  Managing Director




                                                             PAGE 25 OF 27 PAGES

                                FIRST RESERVE FUND VII, LIMITED
                                PARTNERSHIP


                                By: First Reserve GP VII, Limited Partnership
                                         as General Partner
                                By:  First Reserve Corporation,
                                         as General Partner



                                By: /s/ Thomas R. Denison
                                   --------------------------------------
                                     Name:  Thomas R. Denison
                                     Title:  Managing Director





                                FIRST RESERVE FUND VIII, LP


                                By:  First Reserve GP VII, Limited Partnership
                                         as General Partner,
                                By:      First Reserve Corporation
                                         as General Partner




                                By: /s/ Thomas R. Denison
                                   --------------------------------------
                                     Name:  Thomas R. Denison
                                     Title:  Managing Director




                                FIRST RESERVE GP VII, LP

                                By:  First Reserve Corporation,
                                         as General Partner



                                By: /s/ Thomas R. Denison
                                   --------------------------------------
                                     Name:  Thomas R. Denison
                                     Title:  Managing Director




                                                             PAGE 26 OF 27 PAGES

                                FIRST RESERVE GP VIII, LP

                                By:  First Reserve Corporation,
                                         as General Partner



                                By: /s/ Thomas R. Denison
                                   --------------------------------------
                                     Name:  Thomas R. Denison
                                     Title:  Managing Director



                                FIRST RESERVE CORPORATION



                                By: /s/ Thomas R. Denison
                                   --------------------------------------
                                     Name:  Thomas R. Denison
                                     Title:  Managing Director





                                WILLIAM E. MACAULAY




                                By: /s/ William E. Macaulay
                                   --------------------------------------
                                     Name:  William E. Macaulay


                                JOHN A. HILL




                                By: /s/ John A. Hill
                                   --------------------------------------
                                     Name:  John A. Hill


                                                             PAGE 27 OF 27 PAGES